UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2020

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Times Square 33rd Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01    Regulation FD Disclosure.

On December 15, 2020, Sio Gene Therapies Inc. issued a press release announcing six-month follow-up data from the low-dose cohort of our AXO-AAV-GM1 gene therapy program for the treatment of GM1 gangliosidosis.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the SEC made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

AXO-AAV-GM1 Six-Month Follow-Up Data

Baseline Characteristics:
•Total of 5 Type II patients evaluated: 4 late-infantile onset patients (aged 32-68 months at time of dosing), and 1 juvenile onset patient (aged 45 months at time of dosing).
•All patients had documented biallelic mutations in GLB1 gene, deficiency of beta-galactosidase enzyme activity, and clinical phenotype consistent with GM1 gangliosidosis.
•All 5 patients exhibited impairment of fine motor skills and change in walking pattern on clinical history at baseline.

Safety and Tolerability:
•AXO-AAV-GM1 was generally well-tolerated with a favorable safety profile at the low dose (1.5x1013 vg/kg) delivered intravenously.
•There have been no serious adverse events (SAEs) reported as related to gene therapy.
◦One SAE was described: a single patient experienced bacterial sepsis due to a PICC line infection, which was considered to be unrelated to the investigational drug product, and which resolved within a few days following line removal and administration of IV antibiotics.
•The most common adverse events were considered mild to moderate. Transient AST elevations were observed in 4 subjects, none of which required clinical intervention or had associated clinical sequelae. There were no other adverse events indicative of impaired liver function including serum bilirubin, GGT, and ALT. No clinically relevant changes were observed in platelet count.
•The favorable safety profile in the low-dose cohort supports continued enrollment of patients in the high-dose cohort (4.5x1013 vg/kg), in which two patients have now been dosed without complications.

Biomarkers:
•Serum beta-galactosidase enzyme activity was sampled at nine distinct timepoints between Day 7 and Month 6, and increased from baseline between 71-138% (mean: 110%) during the 6-month observation period, representing an approximate doubling in enzyme activity after gene transfer. At Month 6, serum enzyme activity increased by an average of 71% from baseline (range: 33%-127%) across the five patients.
•On average, serum enzyme activity was restored to 38% of normal reference levels at Month 6, with individual patients ranging from 23-57% of normal reference levels. The reference level was defined by the lowest level of enzyme activity in serum from 30 healthy adult volunteers using the same validated assay of beta-galactosidase enzyme activity as was used to assess the patients in the study.
•Cerebrospinal fluid (CSF) samples were collected from all patients through lumbar puncture. Development and validation of biomarker assays for CSF is currently ongoing.

Clinical and Functional Outcomes:
•Patients were assessed by multiple measures of neurodevelopment including the Vineland Adaptive Behavior Scales 3rd Edition (VABS-3) with subdomains including communication, daily living skills, socialization, and motor skills, as well as Upright and Floor Mobility Score, and Clinical Global Impression (CGI), a clinician's assessment of change in disease severity from baseline.
◦VABS-3 is a standardized measure of adaptive behavior that is widely used to evaluate communication, daily living, social skills, and motor function. VABS-3 scores have a predictable relationship to ability, allowing for comparative assessments with increasing age.

◦Predictable functional decline in abilities has been well documented in natural history studies, showing an age-related statistically significant decline in all sub-domains of the VABS-3 scale and in Floor and Upright Mobility Scores.
•All five patients demonstrated disease stability at 6 months post-treatment as assessed by VABS-3 Growth Scale Value scores, Upright and Floor Mobility Score, and CGI relative to baseline values.
•Subdomain Growth Scale Value scores in the VABS-3 remained stable or improved in four out of five patients.
•Floor Mobility Scores were scored at the highest level based on age in all five patients, indicating the ability to crawl in 4-points independently, and remained stable at all timepoints evaluated over the six-month observation period.
•Upright Mobility Scores were stable in all five patients, with function maintained at all timepoints evaluated over the 6-month observation period.
•CGI mildly improved in four out of five patients and remained stable in the fifth patient over the six-month evaluation period.
•Additional data will be collected at the 12-month evaluation including several measures of the systemic manifestations of GM1 gangliosidosis.

The Phase 1/2 study (NCT03952637) is designed to evaluate the safety, tolerability, and potential efficacy of AXO-AAV-GM1 delivered intravenously in children with Type I and Type II GM1 gangliosidosis. In Stage 1 of the study, the low-dose cohort is evaluating 1.5x1013 vg/kg AXO-AAV-GM1 gene therapy in a total of five Type II (late-infantile and juvenile) patients, and the ongoing high-dose cohort is evaluating a dose of 4.5x1013 vg/kg AXO-AAV-GM1 gene therapy in both Type I (early infantile) and Type II children.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

99.1	Press Release of Sio Gene Therapies Inc., dated December 15, 2020.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	December 15, 2020
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Chief Financial Officer and General Counsel